SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
                             ----------------------

                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


     Michigan                                             38-0819050
(State of incorporation)                    (IRS employer identification number)

         901 44th Street,                                        49508
     Grand Rapids, Michigan                                    (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

                             ----------------------

ITEM 9.       Regulation FD Disclosure

On April 1, 2003, Steelcase Inc. ("the Company") held a public webcast regarding its fourth quarter and fiscal year results, which were announced on March 31, 2003. During the webcast, management communicated that it expects the Company to be profitable, excluding non-recurring items, for the fiscal year ending February 27, 2004.

The above constitutes a "forward-looking statement", involving certain risks and uncertainties that could cause actual results to vary. The company's performance may differ materially from that contemplated for a variety of reasons, including, but not limited to: competitive and general economic conditions/uncertainty domestically and internationally; delayed or lost sales and other impacts related to acts of terrorism, acts of war and governmental action; changes in domestic and international government laws and regulations; major disruptions at our key facilities or in the supply of any key raw materials; competitive pricing pressure; pricing changes by the company or its competitors; currency fluctuations; changes in customer demand and order patterns; changes in relationships with customers, suppliers, employees and dealers; product (sales) mix; the success (including product performance and customer acceptance) of new products, current product innovations and platform simplification, and their impact on the company's manufacturing processes; possible acquisitions or divestitures by the company; the company's ability to reduce costs, including ramp-up costs associated with new products and to improve margins on new products; the impact of workforce reductions (including elimination of temporary workers, hourly layoffs, early retirement programs and salaried workforce reductions); the company's success in integrating acquired businesses, initiating and managing alliances and global sourcing, transitioning production of its products to other manufacturing facilities as a result of production rationalization and implementing technology initiatives; changes in business strategies and decisions; and other risks detailed in the company's Form 10-K for the year ended February 22, 2002 and other filings with the Securities and Exchange Commission.

Additionally, the webcast contained various non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of all non-GAAP financial measures not previously reconciled to the most directly comparable GAAP financial measure within the earnings release. Details and links to the webcast along with any additional reconciliations of non-GAAP financial measures discussed during the webcast have been posted to the Company's website at steelcase.com.


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             STEELCASE INC.

Date: April 1, 2003

                                             /S/ JAMES P. KEANE
                                             -------------------

                                                James P. Keane
                                               Senior Vice President
                                            and Chief Financial Officer
                                            (Duly Authorized Officer and
                                            Principal Financial Officer)